QUARTERLY FINANCIAL INFORMATION (UNAUDITED)	12 Months Ended
Dec. 28, 2019
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

N.QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following table sets forth selected financial information for all of the quarters, consisting of 13 weeks during the years ended December 28, 2019 and December 29, 2018, respectively, (in thousands, except per share data):

	First		Second		Third		Fourth
	2019	2018	2019	2018	2019	2018	2019	2018
Net sales	$1,015,125	$993,857	$1,239,817	$1,294,440	$1,163,026	$1,212,702	$998,041	$988,181
Gross profit	154,267	130,889	186,726	165,689	187,270	158,673	157,255	137,643
Net earnings	36,002	33,582	55,145	45,130	52,581	42,068	38,676	31,632
Net earnings attributable to controlling interest	35,540	32,833	54,515	44,044	51,859	41,219	37,736	30,502
Basic earnings per share	0.58	0.53	0.88	0.71	0.84	0.67	0.61	0.50
Diluted earnings per share	0.58	0.53	0.88	0.71	0.84	0.66	0.61	0.50